UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2013
Date of Report (Date of earliest event reported)
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ENERGY TRANSFER PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 12, 2013, Heritage ETC, L.P., a wholly-owned subsidiary of Energy Transfer Partners, L.P. (the “Partnership”), completed an underwritten public offering of 7,500,000 common units representing limited partner interests (the “AmeriGas Units”) in AmeriGas Partners, L.P. (“AmeriGas”) at a price to the public of $46.172 per unit (net of underwriting discounts and commissions in the amount of $1.428 per unit). The AmeriGas Units have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (File No. 333-186316) of AmeriGas, as supplemented by the Prospectus Supplement dated July 9, 2013 filed by AmeriGas with the Securities and Exchange Commission on July 9, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:    Energy Transfer Partners GP, L.P., its general partner
By:     Energy Transfer Partners, L.L.C., its general partner

By:      /s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer
Dated: July 18, 2013